EXHIBIT 99.1

                                  CERTIFICATION
                       Pursuant to 18 U.S.C. Section 1350,
      as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, John Fraser, the Chief Executive Officer of Asian Alliance Ventures, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-Q of Asian Alliance Ventures, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 18, 2002



/s/ John Fraser
---------------
John Fraser
Chief Executive Officer

                                  CERTIFICATION
                       Pursuant to 18 U.S.C. Section 1350,
      as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Benjamin Leboe, the Chief Financial Officer of Asian Alliance Ventures, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-Q of Asian Alliance Ventures, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 18, 2002



/s/ Benjamin Leboe
------------------
Benjamin Leboe
Chief Financial Officer

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                          PURSUANT TO 18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                    ss.906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Asian Alliance Ventures, Inc. ("Asian Alliance") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), John Fraser, Chief Executive Officer of Asian Alliance, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

         (1) The Report fully complies with the requirements of ss. 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Asian Alliance.



/s/ John Fraser
-----------------
John Fraser
Chief Executive Officer
November 18, 2002

This   certification   accompanies   this  Report  pursuant  to  ss.906  of  the
Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Asian Alliance for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.































                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                          PURSUANT TO 18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                    ss.906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Asian Alliance Ventures, Inc. ("Asian Alliance") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Benjamin Leboe, Chief Financial Officer of Asian Alliance, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

         (1) The Report fully complies with the requirements of ss. 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Asian Alliance.



/s/ Benjamin Leboe
Benjamin Leboe
Chief Financial Officer
November 18, 2002

This certification accompanies this Report pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Asian Alliance for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.